UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 JANUARY 8, 2007
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           SYNTAX-BRILLIAN CORPORATION
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       000-50289               05-0567906
         --------                       ---------               ----------
     (State or Other            (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)


                              1600 N. DESERT DRIVE
                                 TEMPE, ARIZONA
                                      85281
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (602) 389-8888
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

     The registrant is furnishing this Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a press release released on January 8, 2007. The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

     The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant's expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based. The text included with this Report on Form 8-K is available on the registrant's website located at www.syntaxbrillian.com, although the registrant reserves the right to discontinue that availability at any time.

Item 9.01.        Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Shell Company Transactions.

                  Not applicable.

         (d)      Exhibits.

                  Exhibit
                  Number
                  ------

                  99.1 Press release from Syntax-Brillian Corporation, dated January 8, 2007, entitled "Syntax-Brillian Corporation Announces Preliminary Results for the Quarter Ended December 31, 2006"

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SYNTAX-BRILLIAN CORPORATION


Date:  January 8, 2007       By:    /s/ Wayne A. Pratt
                                    --------------------------------------------
                                    Wayne A. Pratt
                                    Executive Vice President and Chief Financial
                                    Officer

                                  EXHIBIT INDEX

   99.1 Press release from Syntax-Brillian Corporation, dated January 8, 2007, entitled "Syntax-Brillian Corporation Announces Preliminary Results for the Quarter Ended December 31, 2006"